                                                                      EXHIBIT 24
                                POWER OF ATTORNEY

        Know all by these presents,  that the undersigned hereby constitutes and appoints Edward Knight,  General  Counsel of The Nasdaq Stock Market,  Inc. (the
"Company"), the undersigned's true and lawful attorney-in-fact to:

        (1) execute for and on behalf of the undersigned,  in the  undersigned's capacity  as a director  of the  Company,  Forms 3, 4 and 5 in  accordance  with
Section 16(a) of the Securities Exchange Act of 1934, as amended,  and the rules thereunder;

        (2) do and perform any and all acts for and on behalf of the undersigned which may be  necessary  or desirable to complete and execute any such Form 3, 4 or 5 and timely file such form with the United  States  Securities  and Exchange
Commission and any stock exchange or similar authority; and

        (3) take any other action or any type  whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

        The undersigned  hereby grants to each  attorney-in-fact  full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary  or proper to be done in the  exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned  acknowledges that the foregoing  attorneys-infact,  in serving in such  capacity at the request of the  undersigned,  are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

        This Power of Attorney  shall  remain in full force and effect until the undersigned  is no longer  required to file Forms 3, 4 and 5 with respect to the undersigned's  holdings of and transactions in securities issued by the Company, unless earlier revoked by the  undersigned in a signed writing  delivered to the foregoing attorneys-in fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 16 day of February, 2006.

                                        Name of Director: Anna Ewing

                                        Signature:        /s/ Anna Ewing